Exhibit D-9
                                                      DIRECT DIAL (212) 455-5504
                                                  EMAIL: TBORKOWSKY@HUBERLAW.COM



                                January 31, 2001

BY  HAND
--------

Premerger  Notification  Office
Bureau  of  Competition,  Room  303
Federal  Trade  Commission
6th Street & Pennsylvania Avenue, N.W.
Washington,  D.C.  20580

Director  of  Operations
Antitrust  Division
Department  of  Justice
Patrick  Henry  Bldg.
601  D  Street,  NW
Room  #10-013
Washington,  D.C.  20530

       Re: Premerger Notification Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 on Behalf of Energy East Corporation
               -----------------------------------------------------------------

Ladies  and  Gentlemen:

     On behalf of Energy East Corporation ("Energy East"), the parent entity of New York State Electric & Gas Corporation, an acquired person, enclosed are the requisite number of notarized copies (with one set of documentary attachments) of the Notification and Report Form for Certain Mergers and Acquisitions for filing under Part 803 of Title 16 of the Code of Federal Regulations and Section 7A of the Clayton Act, 15 U.S.C. Section 18a, as added by Section 201 of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "Act").

     The filing relates to the proposed sale of New York State Electric & Gas Corporation's 18% undivided interest in the Nine Mile Point 2 Nuclear Generating Facility.

Federal  Trade  Commission
Department  of  Justice
January  31,  2001
Page  2

     The  requisite  filing  fee  is  being  paid  by  the  acquiring  person.

     Energy East requests that its filing be given the most expeditious treatment possible, and that its request for early termination of the applicable waiting period pursuant to Section 803.11(c) of the premerger notification rules be granted at the earliest possible date.

     Before requesting further information pursuant to Section 7A(e) of the Act, please contact the undersigned at (212) 455-5504, in order to determine whether the desired information in fact exists and whether the information could be supplied voluntarily, pursuant to Section 803.1(b) of the premerger notification rules or as a clarification of previously submitted information under the premerger notification rules, by Energy East.

     Please acknowledge receipt of this letter and the enclosed materials by stamping the enclosed extra copy of this letter and Notification and Report Form (without attachments) to indicate the date and time of filing and return them to the waiting messenger.

                              Sincerely  yours,



                              Taras G. Borkowsky
                              Attorney for Energy East Corporation


Enclosures

Energy  East  Corporation                                     January  30,  2001

                                    AFFIDAVIT


STATE  OF  NEW  YORK             Sec.                 Affidavit  Pursuant  to
                                 Sec.                 16  C.F.R.  Sec.  803.5(b)
COUNTY  OF  NEW  YORK            Sec.

     Kenneth  M.  Jasinski,  being  duly  sworn,  deposes  and  says:

1. I am Executive Vice President, General Counsel and Secretary of Energy East Corporation ("Energy East") and submit this affidavit on behalf of Energy East pursuant to 16 C.F.R. Sec. 803.5(b) as part of the Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, 15 U.S.C. Sec. 18a, to be filed in connection with the proposed sale by New York State Electric & Gas Corporation ("NYSEG"), a wholly-owned subsidiary of Energy East, of its 18% interest in Nine Mile Point 2 Nuclear Station to Constellation
Nuclear  LLC  ("Constellation  Nuclear").

2. NYSEG, Niagara Mohawk Power Corporation, Rochester Gas and Electric Corporation, Central Hudson Electric & Gas Corporation, Constellation Nuclear and Constellation Energy Group, Inc. have entered into an Asset Purchase Agreement dated December 11, 2000, in connection with this matter, a copy of which is included with this HSR form as Attachment 1 under Item 2(d).

3. Energy East and NYSEG have a good faith intention to complete the transaction described in this Affidavit and in Item 2(a) of this HSR form.

     IN WITNESS WHEREOF, the undersigned has executed this Affidavit on January 30, 2001.



                            /s/  Kenneth  M.  Jasinski
                            --------------------------
                              Kenneth  M.  Jasinski
                              Executive  Vice  President,
                              General  Counsel  and  Secretary
                              Energy  East  Corporation



Pursuant to the provisions of 28 U.S.C. Section 1746, I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct. Executed on January 30, 2001.


                            /s/  Kenneth  M.  Jasinski
                            --------------------------
                              Kenneth  M.  Jasinski
                              Executive  Vice  President,
                              General  Counsel  and  Secretary
                              Energy  East  Corporation

--------------------------------------------------------------------------------
16 C.F.R. PART 803 - APPENDIX                                    Approved by OMB
NOTIFICATION AND REPORT FORM FOR CERTAIN MERGERS AND ACQUISITIONS   3084-0005
                                                                 Expires 8-31-02
--------------------------------------------------------------------------------
THE INFORMATION REQUIRED TO BE SUPPLIED ON THESE             FOR OFFICE USE ONLY
ANSWER SHEETS IS SPECIFIED IN THE  INSTRUCTIONS              TRANSACTION  NUMBER
Attach the Affidavit required by Sec. 803.5 to this page.       |  |  |  |  |
================================================================================
IS THIS ACQUISITION A CASH TENDER OFFER?
   []  YES      X[]  NO                                     [] CTO    [] ETR
================================================================================
DO  YOU  REQUEST  EARLY  TERMINATION  OF  THE  WAITING  PERIOD? (Grants of early termination  are  published  in  the  Federal  Register.)
  X[]  YES       []  NO
================================================================================
ITEM  1
(a)  NAME  AND  HEADQUARTERS  ADDRESS  OF  PERSON  FILING

Energy  East  Corporation
P.O.  Box  12904
Albany,  NY  12212-2904
================================================================================
(b)  PERSON  FILING  NOTIFICATION  IS
     [] an acquiring person      [] an acquired person      [] both
================================================================================
(c)  LIST  NAMES  OF  ULTIMATE  PARENT  ENTITIES  OF  ALL  ACQUIRING  PERSONS

Constellation  Energy  Group,  Inc.
250  West  Pratt  Street
Baltimore,  MD  21201
================================================================================
LIST  NAMES  OF  ULTIMATE  PARENT  ENTITIES  OF  ALL  ACQUIRED  PERSONS

Niagara  Mohawk  Holdings,  Inc.      RGS  Energy  Group,  Inc.
300  Erie  Boulevard  West            89  East  Avenue
Syracuse,  NY  13202                  Rochester,  NY  14649

Energy  East  Corporation             CH  Energy  Group,  Inc.
P.O.  Box  12904                      284  South  Avenue
Albany,  NY  12212-2904               Poughkeepsie,  NY  12601
================================================================================
(d)   THIS  ACQUISITION  IS  (put  an  X  in  all  the  boxes  that  apply)
X[] acquisition  of  assets
 [] a  merger  (see  Sec.  801.2)
 [] an  acquisition  subject  to  Sec.  801.2(e)
 [] a  formation  of  a  joint venture  of  other  corporation (see Sec. 801.40)
 [] an  acquisition  subject  to  Sec.  801.30  (specify  type)
 [] other  (specify)___________________________________________
 [] a  consolidation  (see  Sec.  801.2)
 [] an  acquisition  of  voting  securities
 [] a  secondary  acquisition
 [] an  acquisition  subject  to  Sec.  801.31
================================================================================
(e) INDICATE THE HIGHEST NOTIFICATION THRESHOLD IN Sec. 801.1(h) FOR WHICH THIS FORM IS BEING FILED (acquiring person only)
     [] $15  million         [] 15%         [] 25%       [] 50%
================================================================================
(f)  VALUE  OF  VOTING  SECURITIES  TO  BE  HELD  AS A RESULT OF THE ACQUISITION
     N/A
================================================================================
VALUE  OF  ASSETS
Approximately  $128  million  (See  Item  2(a))
================================================================================
(g)  PUT  AN  "X"  IN THE APPROPRIATE BOX TO DESCRIBE PERSON FILING NOTIFICATION
  X[] Corporation     [] Partnership     [] Other (Specify) __________________
================================================================================
(h)  DATA  FURNISHED  BY
  X[] calendar  year
   [] fiscal year (specify period)_______(month/year) to _______ (month/year)
--------------------------------------------------------------------------------
THIS FORM IS REQUIRED BY LAW and must be filed separately by each person which, by reason of a merger, consolidation or acquisition, is subject to Sec.7A of the Clayton Act, 15 U.S.C. Sec. 18a, as added by Section 201 of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, Pub. L. No. 94-435, 90 Stat. 1390, and rules promulgated thereunder (hereinafter referred to as "the rules" or by section number). The statute and rules are set forth in the Federal Register at 43 FR 33450; the rules may also be found at 16 CFR Parts 801-03. Failure to file this NOTIFICATION AND REPORT FORM, and to observe the required waiting period before consummating the acquisition in accordance with the applicable provisions of 15 U.S.C. Sec. 18a and the rules, subjects any "person," as defined in the rules, or any individuals responsible for noncompliance, to liability for a penalty of not more than $10,000 for each day during which such person is in violation of 15 U.S.C. Sec.18a.

All information and documentary material filed in or with this Form is confidential. It is exempt from disclosure under the Freedom of Information Act, and may be made public only in an administrative or judicial proceeding, or disclosed to Congress or to a duly authorized committee or subcommittee of Congress. Complete and return two notarized copies (with one set of documentary attachments) of this NOTIFICATION AND REPORT FORM to Premerger Notification Office, Bureau of Competition, Room 303, Federal Trade Commission, Washington, DC 20580. Three notarized copies (with one set of documentary attachments) should be sent to Director of Operations, Antitrust Division, Department of Justice. (See the Instructions to the Form for complete mailing information for the Department of Justice.) The central office for information and assistance with respect to matters in connection with this NOTIFICATION AND REPORT FORM is Room 303, Federal Trade Commission, Washington, DC 20580, phone (202) 326-3100.
--------------------------------------------------------------------------------
DISCLOSURE NOTICE - Public reporting burden for this report is estimated to vary from 8 to 160 hours per response, with an average of 39 hours per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this report, including suggestions for reducing this burden to:

Premerger  Notification  Office,             Office  of  Information  and
H-303                                        Regulatory  Affairs,
Federal  Trade  Commission                   Office  of  Management  and  Budget
Washington,  DC  20580                       Washington,  DC  20503

================================================================================
FTC Form C4  (rev. 09/95)             1

================================================================================
NAME  OF  PERSON  FILING  NOTIFICATION                          DATE
Energy  East  Corporation                                       January 30, 2001
================================================================================
(i) PUT AN X IN THE APPROPRIATE BOX AND GIVE THE NAME AND ADDRESS OF ENTITY FILING NOTIFICATION (if other than ultimate parent entity)
================================================================================
 X[]  NA    []  This  report is being    [] This report is being filed on behalf
                filed on behalf of a        of the  ultimate  parent  entity  by
                foreign person pursuant     another   entity   within  the  same
                to  Sec. 803.4.             person  authorized  by  it  to  file
                                            pursuant  to  Sec.  803.2(a).
================================================================================
NAME OF ENTITY FILING NOTIFICATION          ADDRESS



================================================================================
(j) NAME AND ADDRESS OF ENTITY MAKING ACQUISITION OR WHOSE ASSETS OR VOTING SECURITIES ARE BEING ACQUIRED IF DIFFERENT FROM THE ULTIMATE PARENT ENTITY IDENTIFIED IN ITEM 1(a)

New  York  State  Electric  &  Gas  Corporation
P.  O.  Box  3287
Ithaca,  NY  14852-3287
================================================================================
PERCENT  OF  VOTING  SECURITIES  HELD  BY  EACH  ENTITY  IDENTIFIED IN ITEM 1(a)

100%

================================================================================
ITEM  2
2(a)  DESCRIPTION  OF  ACQUISITION


ACQUIRING PERSON:                    ACQUIRED PERSONS:
Constellation Energy Group, Inc.     ("Energy") Niagara Mohawk Holdings, Inc.  RGS Energy Group, Inc. and
250 West Pratt Street                 and                                      Rochester Gas and Electric Corporation ("RGE")
Baltimore, MD  21201                 Niagara Mohawk Power Corporation          89 East Avenue
  And                                 ("NMPC")                                 Rochester, NY  14649
Constellation Nuclear LLC ("Buyer")  300 Erie Boulevard West
39 West Lexington Street             Syracuse, NY  13202
18th Floor
Baltimore, MD  21201
                                     Energy East Corporation                   CH Energy Group, Inc. and
                                     P.O. Box 12904                            Central Hudson Gas & Electric Corporation
                                     Albany, NY  12212-2904                      ("CHGEC")
                                       and                                     284 South Avenue
                                     New York State Electric & Gas             Poughkeepsie, NY  12601
                                       Corporation ("NYSEG")
                                     P.O. Box 3287
                                     Ithaca, NY  14852-3287

On December 11, 2000, NYSEG, NMPC, RGE and CHGEC ("Sellers"), Energy and Buyer entered into an Asset Purchase Agreement, attached hereto as Attachment 1 under
Item 2(d) (the "Agreement"), pursuant to which Buyer will acquire from the Sellers for approximately $581 million (subject to adjustment for a number of factors), NMPC's 41% undivided interest, NYSEG's 18% undivided interest, RGE's 14% undivided interest and CHGEC's 9% undivided interest in the Nine Mile Point Unit 2 Nuclear Generating Facility (NYSEG's interest in Nine Mile Point Unit 2 will be sold for approximately $128 million).* The closing of the transaction is subject to receipt of all applicable regulatory approvals, including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval by the New York Public Service Commission and the Nuclear Regulatory Commission. In the sale, 50% of the consideration will be payable in cash and 50% in a five-year note. The sale is also conditioned upon the closing of a sale by NMPC to Energy and Buyer of the Nine Mile Point Unit 1 Nuclear Generating Facility which is further described in the HSR application filed by NMPC.

* The remaining 18% undivided interest will continue to be owned by the Long Island Power Authority.

================================================================================

================================================================================
FTC Form C4  (rev. 09/95)             2

================================================================================
NAME  OF  PERSON  FILING  NOTIFICATION                          DATE
Energy  East  Corporation                                       January 30, 2001
================================================================================
2(b)(i)  ASSETS  TO  BE  ACQUIRED (to be completed only for assets acquisitions)

NYSEG's interest in a nuclear power plant, Nine Mile Point Unit 2, including the related equipment and real property, is to be acquired for approximately $128 million. See Item 2(a). See also pages 18-19 of the Agreement attached as Attachment 1 under Item 2(d).

================================================================================
2(b)(ii)  ASSETS  HELD  BY  ACQUIRING  PERSON    N/A


================================================================================
2(c)  VOTING  SECURITIES  TO  BE  ACQUIRED   N/A
(c)(i) LIST AND  DESCRIPTION  OF  VOTING  SECURITIES  AND  LIST  OF  NON-VOTING
SECURITIES:



(c)(ii)  TOTAL  NUMBER  OF  SHARES  OF  EACH  CLASS  OF  SECURITY:



(c)(iii)  TOTAL  NUMBER  OF  SHARES  OF  EACH  CLASS OF SECURITY BEING ACQUIRED:



                                               (Item 2(c) continued on page 4)
================================================================================
FTC Form C4  (rev. 09/95)             3

================================================================================
NAME  OF  PERSON  FILING  NOTIFICATION                          DATE
Energy  East  Corporation                                       January 30, 2001
================================================================================
(c)(iv)  IDENTITY  OF  PERSONS  ACQUIRING  SECURITIES:



(c)(v)  DOLLAR  VALUE  OF  SECURITIES  IN  EACH  CLASS  BEING  ACQUIRED:



(c)(vi) TOTAL NUMBER OF EACH CLASS OF SECURITIES HELD BY ACQUIRING PERSON AS A RESULT OF THE ACQUISITION:



(c)(vii) PERCENTAGE OF EACH CLASS OF SECURITIES HELD BY ACQUIRING PERSON AS A RESULT OF THE ACQUISITION:



(c)(viii)  DOLLAR VALUE OF SECURITIES TO BE HELD AS A RESULT OF THE ACQUISITION:


--------------------------------------------------------------------------------

(d) SUBMIT A COPY OF THE MOST RECENT VERSION OF CONTRACT OR AGREEMENT (or letter of intent to merge or acquire)

DO NOT ATTACH THIS DOCUMENT TO THIS PAGE      ATTACHMENT OR REFERENCE NUMBER OF
CONTRACT  OR  AGREEMENT  __1____________
================================================================================
FTC Form C4  (rev. 09/95)             4

================================================================================
NAME  OF  PERSON  FILING  NOTIFICATION                          DATE
Energy  East  Corporation                                       January 30, 2001
================================================================================
ITEM  3
ASSETS  AND  VOTING  SECURITIES  HELD  AS  A  RESULT  OF  THE  ACQUISITION
   (a)  PERCENTAGE  OF  ASSETS  less  than  1%
                                     -----------
   (b)  PERCENTAGE  OF  VOTING  SECURITIES  N/A
                                            ---
   (c)  AGGREGATE  TOTAL VALUE approximately $128 million  (see Item 2(a))
                               -------------------------------------------

--------------------------------------------------------------------------------
ITEM 4 PERSONS FILING NOTIFICATION MAY PROVIDE BELOW AN OPTIONAL INDEX OF DOCUMENTS REQUIRED TO BE SUBMITTED BY ITEM 4 (See Item by Item instructions). THESE DOCUMENTS SHOULD NOT BE ATTACHED TO THIS PAGE.

(a) DOCUMENTS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION                      ATTACHMENT OR REFERENCE NUMBER
Energy East Corporation Form 10-K for the fiscal year ended December 31, 1999                                              4(a)(1)
Energy East Corporation Notice of Annual Meeting and Proxy Statement dated March 28, 2000                                  4(a)(2)
Energy East Corporation Form 10-Q for the quarterly period ended March 31, 2000                                            4(a)(3)
Energy East Corporation Form 10-Q for the quarterly period ended June 30, 2000                                             4(a)(4)
Energy East Corporation Form 10-Q for the quarterly period ended September 30, 2000                                        4(a)(5)
Energy East Corporation Form 8-K dated January 31, 2000                                                                    4(a)(6)
Energy East Corporation Form 8-K dated February 8, 2000                                                                    4(a)(7)
Energy East Corporation Form 8-K dated February 18, 2000                                                                   4(a)(8)
Energy East Corporation Form 8-K dated September 1, 2000                                                                   4(a)(9)
Energy East Corporation Form 8-K dated September 18, 2000                                                                 4(a)(10)
New York State Electric & Gas Corporation Form 10-K for the fiscal year ended December 31, 1999                           4(a)(11)
New York State Electric & Gas Corporation Form 10-Q for the quarterly period ended March 31, 2000                         4(a)(12)
New York State Electric & Gas Corporation Form 10-Q for the quarterly period ended June 30, 2000                          4(a)(13)
New York State Electric & Gas Corporation Form 10-Q for the quarterly period ended September 30, 2000                     4(a)(14)
Connecticut Energy Corporation Form 10-K for the fiscal year ended September 30, 1999                                     4(a)(15)
Connecticut Energy Corporation Form 8-K dated December 17, 1999                                                           4(a)(16)
Connecticut Energy Corporation Form 8-K dated January 28, 2000                                                            4(a)(17)
Connecticut Energy Corporation Form 8-K dated February 8, 2000                                                            4(a)(18)
Connecticut Energy Corporation Form 15 dated February 8, 2000                                                             4(a)(19)
CMP Group and Central Maine Power Company Form 10-K for the fiscal year ended December 31, 1999                           4(a)(20)
CMP Group and Central Maine Power Company Form 10-Q for the quarterly period ended March 31, 2000                         4(a)(21)
CMP Group and Central Maine Power Company Form 10-Q for the quarterly period ended June 30, 2000                          4(a)(22)
Central Maine Power Company Form 10-Q for the quarterly period ended September 30, 2000                                   4(a)(23)
CMP Group and Central Maine Power Company Form 8-K dated January 27, 2000                                                 4(a)(24)
CMP Group Form 8-K dated February 17, 2000                                                                                4(a)(25)
CMP Group Form 8-K dated September 1, 2000                                                                                4(a)(26)
CMP Group Form 15 dated September 1, 2000                                                                                 4(a)(27)
CTG Resources Form 10-K for the fiscal year ended September 30, 1999                                                      4(a)(28)
CTG Resources Form 10-Q for the quarterly period ended December 31, 1999                                                  4(a)(29)
CTG Resources Form 10-Q for the quarterly period ended March 31, 2000                                                     4(a)(30)
CTG Resources Form 10-Q for the quarterly period ended June 30, 2000                                                      4(a)(31)
CTG Resources Form 8-K dated September 1, 2000                                                                            4(a)(32)
CTG Resources Form 15 dated September 1, 2000                                                                             4(a)(33)
Berkshire Energy Resources Form 10-K for the fiscal year ended June 30, 1999                                              4(a)(34)
Berkshire Energy Resources Form 10-Q for the quarterly period ended September 30, 1999                                    4(a)(35)
Berkshire Energy Resources Form 10-Q for the quarterly period ended December 31, 1999                                     4(a)(36)
Berkshire Energy Resources Form 10-Q for the quarterly period ended March 31, 2000                                        4(a)(37)
Berkshire Energy Resources Form 8-K dated November 10, 1999                                                               4(a)(38)
Berkshire Energy Resources Form 8-K dated September 1, 2000                                                               4(a)(39)
Berkshire Energy Resources Form 15 dated September 1, 2000                                                                4(a)(40)
----------------------------------------------------------------------------------------------------------------------------------
(b) ANNUAL REPORTS, ANNUAL AUDIT REPORTS, AND REGULARLY PREPARED BALANCE SHEETS                    ATTACHMENT OR REFERENCE NUMBER
1999 Annual Report - Energy East Corporation                                                                               4(b)(1)
1999 Annual Report - Connecticut Energy Corporation                                                                        4(b)(2)
1999 Annual Report - CMP Group and Central Maine Power Company                                                             4(b)(3)
1999 Annual Report - CTG Resources                                                                                         4(b)(4)
1999 Annual Report - Berkshire Energy Resources                                                                            4(b)(5)
----------------------------------------------------------------------------------------------------------------------------------
(c) STUDIES, SURVEYS, ANALYSES, AND REPORTS                                                        ATTACHMENT OR REFERENCE NUMBER
Offering Memorandum, prepared by Lisa Quilici of Navigant Consulting, Inc., dated 9/28/00                                     4(c)
----------------------------------------------------------------------------------------------------------------------------------

FTC Form C4  (rev. 09/95)                5

================================================================================
NAME  OF  PERSON  FILING  NOTIFICATION                          DATE
Energy  East  Corporation                                       January 30, 2001
================================================================================
ITEM 5 (See the "References" listed in the General Instructions to the Form. Refer to the 1987 edition of the Standard Industrial Classification Manual for the 4-digit (SIC Code) industry codes. Refer to the Numerical List of Manufactured and Mineral Products, 1992 Census of Manufactures and Census of Mineral Industries (MC92-R-1) for the 5-digit product class and 7-digit product codes. Report revenues for the 5-digit and 7-digit codes using the codes in the columns labeled "Product code.")

5(a)  DOLLAR  REVENUES  BY  INDUSTRY

  4-DIGIT                                                          1992 TOTAL
INDUSTRY CODE              DESCRIPTION                          DOLLAR  REVENUES
                  Electric and Other Services Combined 1           22,033,508
    4931                                                  * Note: The company  does  not
               1  Note:  While  the  assets  on  a        account  separately  for  revenues
               stand-alone  basis would fall under        associated  with  the  generation
               SIC  code  4911,  NYSEG  has               facility  to be sold. Therefore, it
               historically used SIC code 4931 for        was  necessary  to  estimate  the
               revenues since it also provides gas        revenues
               service.

FTC Form C4  (rev. 09/95)                6

================================================================================
NAME  OF  PERSON  FILING  NOTIFICATION                          DATE
Energy  East  Corporation                                       January 30, 2001
================================================================================

ITEM  5(b)(i)  DOLLAR  REVENUES  BY  MANUFACTURED  PRODUCTS    N/A

  7-DIGIT                                                          1992 TOTAL
INDUSTRY CODE              DESCRIPTION                          DOLLAR  REVENUES

FTC Form C4  (rev. 09/95)              7

================================================================================
NAME  OF  PERSON  FILING  NOTIFICATION                          DATE
Energy  East  Corporation                                       January 30, 2001
================================================================================

ITEM  5(b)(ii)  PRODUCTS  ADDED  OR  DELETED     N/A

                                                           YEAR
  DESCRIPTION (7-DIGIT PRODUCT CODE)     ADD     DELETE     OF     TOTAL DOLLAR
                                                          CHANGE     REVENUES



ITEM  5(b)(iii)  DOLLAR  REVENUES  BY  MANUFACTURED  PRODUCT  CLASS     N/A

     5-DIGIT                                              YEAR
  INDUSTRY CODE     DESCRIPTION                       ____________
                                                 TOTAL DOLLAR REVENUES


FTC Form C4  (rev. 09/95)              8

================================================================================
NAME  OF  PERSON  FILING  NOTIFICATION                          DATE
Energy  East  Corporation                                       January 30, 2001
================================================================================




ITEM  5(b)(iii)  DOLLAR  REVENUES  BY  MANUFACTURED  PRODUCT  CLASS  - CONTINUED

     5-DIGIT                                              YEAR
  INDUSTRY CODE     DESCRIPTION                       ____________
                                                 TOTAL DOLLAR REVENUES



================================================================================

5(c)  DOLLAR  REVENUES  BY  NON-MANUFACTURING INDUSTRY
                                                                     YEAR
  4-DIGIT                                                            1999
INDUSTRY CODE              DESCRIPTION                          TOTAL DOLLAR REVENUES
                  Electric and Other Services Combined 1           $45,052,206*
    4931                                                  * Note: The company  does  not
               1  Note:  While  the  assets  on  a        account  separately  for  revenues
               stand-alone  basis would fall under        associated  with  the  generation
               SIC  code  4911,  NYSEG  has               facility  to be sold. Therefore, it
               historically used SIC code 4931 for        was  necessary  to  estimate  the
               revenues since it also provides gas        revenues
               service.

FTC Form C4  (rev. 09/95)                9

================================================================================
NAME  OF  PERSON  FILING  NOTIFICATION                          DATE
Energy  East  Corporation                                       January 30, 2001
================================================================================

5(d)  COMPLETE  ONLY  IF  ACQUISITION  IS IN THE FORMATION OF A JOINT VENTURE OR
OTHER  CORPORATION         N/A
--------------------------------------------------------------------------------
5(d)(I)  NAME  AND  ADDRESS  OF  THE  JOINT  VENTURE  OR  OTHER  CORPORATION


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5(d)(ii)
   (A) CONTRIBUTIONS THAT EACH PERSON FORMING THE JOINT VENTURE OR OTHER CORPORATION HAS AGREED TO MAKE


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   (B)  DESCRIPTION  OF  ANY  CONTRACTS  OR  AGREEMENTS


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   (C)  DESCRIPTION  OF  ANY  CREDIT  GUARANTEES  OR  OBLIGATIONS


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   (D)  DESCRIPTION OF CONSIDERATION WHICH EACH PERSON FORMING THE JOINT VENTURE
OR  OTHER  CORPORATION  WILL  RECEIVE


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5(d)(iii)  DESCRIPTION  OF  THE  BUSINESS  IN  WHICH  THE JOINT VENTURE OR OTHER
CORPORATION  WILL  ENGAGE


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5(d)(iv)  SOURCE  OF DOLLAR REVENUES BY 4-DIGIT SIC CODE (non-manufacturing) AND
BY  5-DIGIT  PRODUCT  CLASS  (manufacturing)


FTC Form C4  (rev. 09/95)                10

================================================================================
NAME  OF  PERSON  FILING  NOTIFICATION                          DATE
Energy  East  Corporation                                       January 30, 2001
================================================================================

ITEM  6      N/A
6(a)  ENTITIES  WITHIN  PERSON  FILING  NOTIFICATION


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6(b)  SHAREHOLDERS  OR  PERSON  FILING  NOTIFICATION


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FTC Form C4  (rev. 09/95)                11

================================================================================
NAME  OF  PERSON  FILING  NOTIFICATION                          DATE
Energy  East  Corporation                                       January 30, 2001
================================================================================

6(c)  HOLDINGS  OF  PERSON  FILING  NOTIFICATION


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ITEM  7  DOLLAR  REVENUES
7(a)  4-DIGIT  SIC  CODE  AND  DESCRIPTION

4931   Electric  and  Other  Services  Combined
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7(b)  NAME  OF  EACH  PERSON  WHICH  ALSO  DERIVED  DOLLAR  REVENUES

Constellation  Energy  Group,  Inc.


--------------------------------------------------------------------------------
FTC Form C4  (rev. 09/95)                12

================================================================================
NAME  OF  PERSON  FILING  NOTIFICATION                          DATE
Energy  East  Corporation                                       January 30, 2001
================================================================================

7(c)  GEOGRAPHIC  MARKET  INFORMATION

New  York


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FTC Form C4  (rev. 09/95)                13

================================================================================
NAME  OF  PERSON  FILING  NOTIFICATION                          DATE
Energy  East  Corporation                                       January 30, 2001
================================================================================

ITEM  8  VENDOR-VENDEE  RELATIONSHIP
  X[] NO   [] YES  (If  yes  and  you  are  the vendee, complete the following)

      PRODUCT PURCHASES              VENDOR                 DOLLAR AMOUNT


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ITEM  9   PRIOR  ACQUISITIONS  (to  be  completed by acquiring person only)  N/A


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FTC Form C4  (rev. 09/95)                14

================================================================================
NAME  OF  PERSON  FILING  NOTIFICATION                          DATE
Energy  East  Corporation                                       January 30, 2001
================================================================================

ITEM  10  IDENTIFICATION  OF  PERSON  TO  CONTACT  REGARDING  THIS  REPORT

--------------------------------------------------------------------------------
10(a)  NAME  OF  CONTACT  PERSON            TITLE  OF  CONTACT  PERSON
Taras  G.  Borkowsky                        Attorney


FIRM  NAME  AND  BUSINESS  ADDRESS          BUSINESS  TELEPHONE  NUMBER
Huber  Lawrence  &  Abell                   (212)  455-5504
605  Third  Avenue
New  York,  NY  10158

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10(b)  IDENTIFICATION  OF  AN INDIVIDUAL LOCATED IN THE UNITED STATES DESIGNATED
FOR THE LIMITED PURPOSE OF RECEIVING NOTICE OF ISSUANCE OF A REQUEST FOR ADDITIONAL INFORMATION OR DOCUMENTS. (See Sec. 803.20(b)(2)(iii))


NAME                                          TITLE



ADDRESS                                       BUSINESS  TELEPHONE  NUMBER




--------------------------------------------------------------------------------
                                  CERTIFICATION
--------------------------------------------------------------------------------

     This NOTIFICATION AND REPORT FORM, together with any and all appendices and attachments thereto, was prepared and assembled under my supervision in accordance with instructions issued by the Federal Trade Commission. Subject to the recognition that, where so indicated, reasonable estimates have been made because books and records do not provide the required data, the information is, to the best of my knowledge, true, correct, and complete  in  accordance  with  the  statute  and  rules.
--------------------------------------------------------------------------------

NAME (Please print or type)              TITLE
Kenneth  M. Jasinski                     Executive Vice President,
                                         General Counsel and Secretary


SIGNATURE                                           DATE  January  30,  2001
/s/  Kenneth  M.  Jasinski


--------------------------------------------------------------------------------
Subscribed and sworn to before me at the City of ______________________, State of ___________________

this  _____________________day  of  __________________________,  19______

Signature  _________________________________________________

My  Commission  expires  ____________________________________

--------------------------------------------------------------------------------

        [SEAL]


--------------------------------------------------------------------------------
FTC Form C4  (rev. 09/95)                15

================================================================================
NAME  OF  PERSON  FILING  NOTIFICATION                          DATE
Energy  East  Corporation                                       January 30, 2001
================================================================================

                               APPENDIX: INSURANCE
ITEM 1                                                              YEAR
                                                                 |_________|
A  PREMIUM RECEIPTS                                                AMOUNT
    1  LIFE  INSURANCE
       1a.  ORDINARY  LIFE  INSURANCE
       1b. GROUP LIFE INSURANCE (including Federal Employees' Group Life Insurance) and Servicemans' Group Life Insurance, but excluding credit life insurance)
       1c.  INDUSTRIAL  LIFE  INSURANCE
       1d.  CREDIT  LIFE  INSURANCE
    2  ANNUITY  CONSIDERATIONS
     2a.  INDIVIDUAL  ANNUITY  CONSIDERATIONS
     2b.  GROUP  ANNUITY  CONSIDERATIONS
    3  HEALTH  INSURANCE
     3a.  INDIVIDUAL  HEALTH  INSURANCE
     3b.  GROUP  HEALTH  INSURANCE

TOTAL
--------------------------------------------------------------------------------
                                                                   YEAR
B  NEW  BUSINESS                                                |_________|
                                                                  AMOUNT
        1  ORDINARY  LIFE  INSURANCE
        2  GROUP  LIFE  INSURANCE
        3  INDUSTRIAL  LIFE  INSURANCE
        4  CREDIT  LIFE  INSURANCE


TOTAL
--------------------------------------------------------------------------------
ITEM 2   PROPERTY LIABILITY INSURANCE                              YEAR
                                                                |_________|
                                                                   AMOUNT
 LINE OF INSURANCE           A. DIRECT PREMIUMS                B. NET PREMIUMS


--------------------------------------------------------------------------------
ITEM  3  TITLE  INSURANCE
-------------------------
                                                                    YEAR
A. NET DIRECT PREMIUMS WRITTEN   B. DIRECT PREMIUMS EARNED       |_________|
                                                                   AMOUNT


--------------------------------------------------------------------------------
FTC Form C4  (rev. 09/95)                15